UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2021

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-38084	34-1469491
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange
Common Stock, No Par Value	FMAO	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.Results of Operation and Financial Condition

On April 21, 2021, Farmers & Merchants Bancorp, Inc. issued a press release (the “Release”) announcing its results of operations for the quarter ended March 31, 2021.  The Release inadvertently misstated the aggregate amount of Paycheck Protection Program (“PPP”) loan forgiveness applications processed during the first quarter and the resulting PPP loan balances as of quarter end.

No financial results reported in the Release were impacted by this inadvertent misstatement, and it otherwise had no material impact on any other disclosures contained in the Release. However, management determined that a corrective filing was warranted, given the significant governmental, investor and community interest in the PPP.

A copy of the form of the press release, as corrected, is furnished herewith as Exhibit 99.  A new Allowance Reconciliation table is also included.

ITEM 7.01.Regulation FD

On April 21, 2021, Farmers & Merchants Bancorp, Inc. issued a press release (the “Release”) announcing its results of operations for the quarter ended March 31, 2021.  The Release inadvertently misstated the aggregate amount of Paycheck Protection Program (“PPP”) loan forgiveness applications processed during the first quarter and the resulting PPP loan balances as of quarter end.

No financial results reported in the Release were impacted by this inadvertent misstatement, and it otherwise had no material impact on any other disclosures contained in the Release. However, management determined that a corrective filing was warranted, given the significant governmental, investor and community interest in the PPP.

A copy of the form of the press release, as corrected, is furnished herewith as Exhibit 99.  A new Allowance Reconciliation table is also included.

ITEM 9.01.Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit

99	Corrected Company Press Release dated April 21, 2021

104	The Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC.
(Registrant)

Dated: April 22, 2021	/s/ Lars B. Eller
Lars B. Eller
President and Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President and Chief Financial Officer